UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
Current Report
Pursuant to Section 13 or 15 (d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) — June 25, 2014

ASSURED GUARANTY LTD.
(Exact name of registrant as specified in its charter)

Bermuda	001-32141	98-0429991
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

Assured Guaranty Ltd.
30 Woodbourne Avenue
Hamilton HM 08 Bermuda
(Address of principal executive offices)

Registrant’s telephone number, including area code: (441) 279-5700
Not applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d‑2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e‑4(c))

Item 2.02
Results of Operations and Financial Condition

On June 27, 2014, Assured Guaranty Ltd. ("AGL") made available in the Investor Information section of its website the March 31, 2014 Consolidated Financial Statements of its subsidiary Assured Guaranty Municipal Corp. The March 31, 2014 Consolidated Financial Statements of Assured Guaranty Municipal Corp. are attached hereto as Exhibit 99.1.

Item 7.01
Regulation FD Disclosure

AGL, through its subsidiaries (collectively, "Assured Guaranty") insures general obligation bonds of the Commonwealth of Puerto Rico and various obligations of its related authorities and public corporations. It has been reported that, on June 25, 2014, the Puerto Rico legislature passed a bill entitled the Puerto Rico Public Corporations Debt Enforcement and Recovery Act (the "Act"), the main purpose of which is to provide a legislative framework for certain public corporations that are experiencing severe financial stress to overcome their financial obstacles through a statutory process that allows them to manage their debts while continuing to provide essential services. The following table sets forth Assured Guaranty's net exposure to general obligation bonds of Puerto Rico and various obligations of its related authorities and public corporations as of March 31, 2014, and lists those exposures that Assured Guaranty believes are subject to the terms of the Act and those that Assured Guaranty believes are not so subject.

Net Par Outstanding (as of March 31, 2014) ($ in millions)
Exposures subject to the terms of the Act:
Puerto Rico Highways and Transportation Authority (Transportation revenue)	$872
Puerto Rico Electric Power Authority	852
Puerto Rico Aqueduct and Sewer Authority	384
Puerto Rico Highways and Transportation Authority (Highway revenue)	302
Puerto Rico Convention Center District Authority	185
Total	2,595

Exposures not subject to the terms of the Act:
Commonwealth of Puerto Rico - General Obligation Bonds	$1,852
Puerto Rico Municipal Finance Agency	450
Puerto Rico Sales Tax Financing Corporation	268
Puerto Rico Public Buildings Authority	124
Government Development Bank for Puerto Rico	33
Puerto Rico Infrastructure Financing Authority	18
University of Puerto Rico	1
Total	2,746

Total Net Exposure to Puerto Rico	$5,341

Item 9.01	Financial Statements and Exhibits. (d) Exhibits
Exhibit Number	Description
99.1	Assured Guaranty Municipal Corp. March 31, 2014 Consolidated Financial Statements

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ASSURED GUARANTY LTD.

By:    /s/ Robert A. Bailenson
Name: Robert A. Bailenson
Title: Chief Financial Officer

DATE: June 27, 2014

EXHIBIT INDEX

Exhibit Number	Description
99.1	Assured Guaranty Municipal Corp. March 31, 2014 Consolidated Financial Statements